© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
November 7, 2013
Earnings Webcast & Conference Call
First Quarter 2014
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,”
“could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year
2014 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the
fiscal year ended June 30, 2013 (the “2013 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge;
declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and
competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Explanation of the Company’s Use of Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”)
and should be viewed in addition to, and not as a substitute for, the Company’s reported results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  In addition, Broadridge believes this Non-GAAP information helps investors understand the effect of these items on reported results and provides a better representation of the Company’s actual performance.
Accompanying this presentation is a reconciliation of these Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
First Quarter 2014 Dan Sheldon, CFO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO
Key Topics
Highlights and Segment Results

Opening Remarks Key Topics: Financial Highlights Closed Sales Performance Key Updates 3

Financial Highlights

Very strong recurring revenue growth
Recurring and total revenues were up 11% and 10%, respectively
Recurring revenue performance was primarily due to Net New Business (closed sales less client losses), as expected, and by internal growth
Event-driven fees increased ~$8M primarily from Mutual Fund proxy activities
Record Non-GAAP diluted earnings per share (EPS) of $0.39 was up 117%
Primarily due to increased revenues and improved productivity from strategic initiatives

Market-based activities were positive in first quarter across both segments
Record GAAP diluted EPS of $0.36 was up 157%
Will have a clearer view of any ongoing full year impact of increased market-based activities after the end of our second quarter
5-7% recurring revenue growth
$2.00-2.10 Non-GAAP diluted EPS ($1.89-1.99 GAAP diluted EPS)
Free cash flow of ~$275M (at mid-point of range)
Reaffirming fiscal year 2014 guidance
Our first two quarters’ earnings results historically make the least significant contribution to full year results

Closed Sales Performance
Recurring revenue closed sales for the quarter were up 10%
Recurring revenue closed sales were $15M compared to ~$14M the previous year
No large transactions of $5M or greater
Usually, Q1 closed sales of less than $5M contribute the smallest amount to the full year
Pipeline remains robust with very strong momentum
Due to emerging and acquired products portfolio and the jointly launched Accenture Post-Trade Processing platform
Reaffirming fiscal year 2014 recurring revenue closed sales
guidance of $110-150M
Achievement of this range requires closing $20-40M of large
transactions of $5M or greater

Key Updates
SEC approved NYSE’s proposal on proxy distribution fees and EBIP
Completed $400M offering of senior fixed-rate notes at 3.95%
per annum in August
Disney live as Broadridge transfer agency client
Approval is a win for all constituents - investors, corporate issuers, broker-
dealers, regulators and Broadridge
Approval of the Enhanced Broker Internet Platform (EBIP) is expected to add additional momentum to our growing digital solutions
Broadridge will implement all approved changes in an expeditious manner
Fee changes go into effect during fiscal year 2014
We believe the net financial impact of these approved fee changes on
Broadridge would be neutral to slightly positive going forward
Used proceeds to repay remaining $400M outstanding under five-year term loan
Increased annual interest expense amount already reflected in guidance
One of the most significant in-house corporate stock transfer operations to outsource

Key Financial Drivers
1Q Actual FY14
FY14 FY13
Range
Growth Drivers as a % of Recurring Revenues
Closed Sales
(Recurring) 8% 6% 7-8%
Client Losses
(2%) (1%) (3%)
Net New Business
6% 5% 4-5%
Internal Growth
(a)
4% (1%) 0-1%
Organic Growth
10% 4% 4-6%
Acquisitions
1% 0% 1%
Total Recurring Revenue Growth 11% 4% 5-7%
Growth Drivers as a % of Total Revenues
Recurring Revenue
7% 3% 2-4%
Event-Driven
(b)
2% 1% ~0%
Distribution
(c)
2% 2% ~0%
FX/Other
(1%) 0% 0%
Total Revenue Growth 10% 6% 2-4%
EBIT Margin
(Non-GAAP) 13.8% 14.8% 15.8 - 16.4%
EPS
(Non-GAAP) $0.39 $1.88 $2.00-2.10
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix

Segment Results & Forecast –
Investor Communication Solutions
Q1 recurring fee growth of 11% influenced by higher than expected market-based activities (Post-Sale and Interims) and expected Net New Business
Our client revenue retention rate maintained at 99% with no significant client losses anticipated
Recurring closed sales of $10M for Q1 and guidance of $60-70M remains (range does not include large deals of $5M or greater)
Q1 margins benefited from higher recurring revenues and improved productivity from strategic initiatives
Full year event-driven fee revenue guidance remains at ~$145M, which was supported by the higher Q1 activity

Recurring/Growth
(Non-GAAP)
Revenue/Growth
EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q1:
FY14:
$175M / 11%
$903 to $921M / 6 to 8% $1,785 to $1,812M / 1 to 3%
$376M / 11%
$316 to $328M / 5 to 9%
$41M / 50% 10.9% / 290 bps
17.7% to 18.1% / 50 – 90 bps

Segment Results & Forecast –
Securities Processing Solutions
Revenue/Growth
EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q1
FY14: $678M to $695M / 3 to 5% $100M to $117M / 18 to 38% 14.8% to 16.8% / 190 to 390 bps
Net New Business contributed 8%
Internal growth was positively impacted by higher equity trade volumes
$169M / 10%
$32M / 237%
18.8% / 1270 bps
Total revenue was higher in Q1:
Historically, trade volumes in Q1 are not indicative of the full year
Achieving high or low end of FY14 guidance range dependent on trading volumes
Margin increase was the result of revenue mix and improved productivity from strategic initiatives
Recurring revenue closed sales were $5M in Q1 and full year range remains $30-40M, which does not include large deals of $5M or greater

Summary
Great start to our fiscal year 2014
Recurring revenues continue to be strong
Recurring closed sales pipeline is robust and growing
Positive equity volume and mutual fund trends driving favorable market-based activities across Broadridge
Will have a clearer view of any ongoing full year impact of increased market-based activities after the end of our second quarter
Strong client revenue retention rate of 98%
Journey to drive top quartile stockholder returns
Growing top and bottom line in both ICS and SPS
Markets recognize Broadridge’s unique value proposition to clients
The Service Profit Chain is the foundation of our success
Product solutions are aligned with growing needs of the industry and major macro-trends:
Our journey going forward will be focused on the activities we expect will enable us to create top quartile stockholder returns
Reaffirming fiscal year 2014 guidance
5-7% recurring revenue growth
$2.00-2.10 Non-GAAP diluted EPS ($1.89-1.99 GAAP diluted EPS)
Free cash flow of ~$275M (at mid-point of range)

Cost mutualization
Digital transformation of investor communications
Intelligence created from our unique data

Q&A There are no slides during this portion of the presentation 11

12 Closing Comments There are no slides during this portion of the presentation

Appendix 13

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Includes a $3M decrease in the fair value of our obligations under contingent acquisition consideration arrangements
refinancing of term loan with senior fixed-rate notes

Corporate Expenses:
Q1 FY14 Corporate Expense results as expected.
Interest Expense, net:
FY14 reflects increased interest expense from
FY14 Range
1Q14 Low High
Corporate Expenses
$(3)M $(39)M $(47)M
Interest Expense, net
$(6)M $(26)M $(28)M
FX - P&L - Revenue
$0M $10M $10M
- EBIT
$5M $15M $15M
- Transaction Activity
$1M $(1)M $(1)M

Broadridge Q1 FY14
Revenue
FY13 FY14 FY13 FY14
Q1 Q1 Q1 Q1
$339 $376 ICS $27 $41
8% 11%
Growth %  /  Margin %
8.0% 10.9%
$154 $169 SPS $9 $32
-3% 10%
Growth %  /  Margin %
6.1% 18.8%
$493 $545 Total Segments $37 $73
5% 10%
Margin %
7.4% 13.3%
$0 ($0) Other
(a)
($7) ($3)
$2 $0 FX
(b)
$3 $6
$545 Total Broadridge (Non-GAAP)
(a)
$33 $75
10%
Growth %  /  Margin %
6.6% 13.8%
Interest & Other ($3) ($6)
Acquisition Amortization and Other Costs
(c) $6 $6
Total EBT (Non-GAAP)
(d)
$35 $75
Margin %
7.0% 13.8%
Income taxes ($13) ($27)
Tax Rate 36.0% 36.0%
Total Net Earnings (Non-GAAP)
(d)
$22 $48
Margin %
4.5% 8.8%
Acquisition Amortization and Other Costs
(c)
($4) ($4)
Restructuring Charges
(e)
($1) $0
Non-GAAP Items (Net of Taxes) ($4) ($4)
Total Net Earnings (GAAP) $18 $44
Margin %
3.7% 8.1%
(a)
Diluted Shares 127.1 123.1
Diluted EPS (Non-GAAP)
(d)
$0.18 $0.39
Diluted EPS (GAAP)
$0.14 $0.36
(a) FY13 Q1 excludes Restructuring Charges of $1M (after tax $1M, or $0.01 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 Q1 excludes Restructuring Charges of $1M (after tax $1M, or $0.01 EPS impact) and Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact).
FY14 Q1 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M, or $0.03 EPS impact).
(e) FY13 Q1 represents transition costs related to termination of the Penson agreement including shutdown costs.
Earnings
$496
4%

Broadridge FY14 Guidance
Revenue Earnings
FY13 FY14 Range FY13 FY14 Range
Actual Low High ($ in millions) Actual Low High
$1,760 $1,785 $1,812 ICS $302 $316 $328
8% 1% 3% Growth %  /  Margin % 17.2% 17.7% 18.1%
$661 $678 $695 SPS $85 $100 $117
1% 3% 5% Growth %  /  Margin % 12.9% 14.8% 16.8%
$2,421 $2,463 $2,506 Total Segments $387 $416 $445
6% 2% 4%
Margin %
16.0% 16.9% 17.8%
$0 $0 $0 Other
(a)
($44) ($39) ($47)
$10 $10 $10 FX
(b)
$15 $14 $14
$2,431 $2,473 $2,517 Total Broadridge (Non-GAAP)
(a)
$359 $391 $412
6% 2% 4%
Growth %  /  Margin %
14.8% 15.8% 16.4%
Interest & Other ($15) ($26) ($28)
Acquisition Amortization and Other Costs
(c)
$24 $22 $22
Total EBT (Non-GAAP)
(d)
$367 $387 $406
Margin %
15.1% 15.6% 16.1%
Income taxes ($131) ($139) ($146)
Recurring Closed Sales
Tax Rate 35.7% 36.0% 36.0%
FY14 Range
Segments Low High
Total Net Earnings (Non-GAAP)
(d)
$236 $248 $260
ICS
(<$5M)
$60 $70
Margin %
9.7% 10.0% 10.3%
SPS
(<$5M)
$30 $40
Large Deals (>$5M)
$20 $40
Acquisition Amortization and Other Costs
(c)
($15) ($14) ($14)
Total $110 $150
Restructuring Charges
(e)
($9) $0 $0
Non-GAAP Items (Net of Taxes) ($24) ($14) ($14)
Total Net Earnings (GAAP) $212 $233 $246
Margin %
8.7% 9.4% 9.8%
Diluted Shares 125 124 124
Diluted EPS (Non-GAAP)
(d)
$1.88 $2.00 $2.10
Diluted EPS (GAAP) $1.69 $1.89 $1.99
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
(a) FY13 excludes Restructuring and Impairment Charges, net of $20M (after tax $13M, or $0.10 EPS impact).
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY13 excludes Acquisition Amortization and Other Costs of $24M (after tax $15M or $0.12 EPS impact), Restructuring Charges of $20M (after tax
$13M, or $0.10 EPS impact) and a one time tax credit of $4M (or $0.03 EPS impact). FY14 guidance excludes Acquisition Amortization and Other Costs of
$22M (after tax $14M or $0.11 EPS impact).
(e) FY13 represents transition costs related to termination of the Penson agreement including shutdown costs, a one-time cost to restructure and outsource certain processing related to our decktop applications and one-time tax credit.

Cash Flow –Q1 FY14 Results and FY14 Forecast
Three Months Ending
September 2013 Low High
Free Cash Flow
:
Net earnings from operations (GAAP) 44 $                              233 $            246 $
Depreciation and amortization (includes other LT assets) 23 100 110
Stock-based compensation expense 5 33 35
Other (2) (5) 5
Subtotal 70 361 396
Working capital changes (71) (5) 5
Long-term assets & liabilities changes (4) (50) (40)
Net cash flow (used in) provided by operating activities (5) 306 361
Cash Flows From Investing Activities
Capital expenditures and software purchases (13) (60) (55)
Free cash flow (Non-GAAP)
(18) $                             246 $            306 $
Acquisitions (38) (38) (38)
Stock repurchases net of options proceeds (2) (2) (2)
Proceeds from borrowing net of debt repayments (1) (1) (1)
Dividends paid (22) (96) (96)
Other (2) (5) 5
Net change in cash and cash equivalents (83) 104 174
Cash and cash equivalents, at the beginning of year 266 266 266
Cash and cash equivalents, at the end of period 183 $                            370 $            440 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY14 Range
(a)
($ millions)
Unaudited
(Non-GAAP)
Cash Flows From Other Investing and Financing Activities

Recurring Revenue Closed Sales to Revenue
Contribution

($ in millions) Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY14 FY14 FY14
ICS (less than $5M deals) $60-70 ~$50-60 ~$50-60
~Contribution to revenue growth 2-3%
SPS (less than $5M deals) $30-40 ~$50-60 ~$80-100
~Contribution to revenue growth 9-10%
Total deals (less than $5M) $90-110 ~$100-120 ~$130-160
~Contribution to revenue growth 4-5%
Large Deals ($5M or greater) $20-40 $0 ~$20-40
~Contribution to revenue growth
Total Recurring Revenue Closed Sales
$110-150 ~$100-120 ~$150-200
~Contribution to revenue growth 4-5%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales expected to convert to revenue in future years.

Revenues and Closed Sales FY08-FY13
($ in millions)
CAGR Forecast
Recurring Fee Revenues FY08 FY09 FY10 FY11 FY12 FY13 FY08-FY13 FY14
ICS 567 $        594 $        632 $        720 $        798 $        850 $        8% $903-921
Growth 7% 5% 6% 14% 11% 7% 6-8%
SPS 534 $        559 $        536 $        594 $        655 $        661 $        4% $678-695
Growth 1% 5% -4% 11% 10% 1% 3-5%
Total Recurring Fee Revenues 1,101 $    1,153 $    1,168 $    1,313 $    1,453 $    1,511 $    7% $1,581-1,616
Growth 4% 5% 1% 12% 11% 4% 5-7%
Event-Driven 200 $        180 $        257 $        135 $        132 $        156 $        -5% ~$146
Growth -1% -10% 43% -47% -2% 18% (6)%
Distribution 808 $        757 $        781 $        704 $        704 $        755 $        -1% $736-745
Growth -2% -6% 3% -10% 0% 7% (3)-(1)%
Other/FX 22 $          (17) $         4 $         14 $          14 $          10 $          ~$10
Total Revenues 2,131 $    2,072 $    2,209 $    2,167 $    2,304 $    2,431 $    3% $2,473-2517
Growth 3% -3% 7% -2% 6% 6% 2-4%
Small (<$5M) 65 $          80 $          66 $          66 $          108 $        103 $        10% $90-110
Large (=>$5M) 17 $          15 $          53 $          47 $          12 $          18 $          $20-40
Recurring Closed Sales 82 $          95 $          119 $        113 $        120 $        121 $        8% $110-150
Growth 30% 16% 25% -5% 6% 0% -9-+24%
ICS Segment
Event-Driven Fee and Distribution Revenue Chart
FY07-FY13
($ in millions)
CAGR Forecast
Event-Driven Fee Revenues FY08 FY09 FY10 FY11 FY12 FY13 FY08-FY13 FY14
Mutual Fund Proxy 92 $          55 $          150 $        39 $          28 $          43 $          -14% $39
Mutual Fund Supplemental 49 $          58 $          48 $          44 $          47 $          58 $          3% $53
Contest/ Specials/ Other Communications 59 $          67 $          59 $          52 $          57 $          54 $          -2% $53
Total Event-Driven Fee Revenues 200 $        180 $        257 $        135 $        132 $        156 $        -5% $146
Growth -1% -10% 43% -47% -2% 18% -6%
Recurring Distribution Revenues 580 $        567 $        564 $        573 $        597 $        629 $        2% $620-629
Growth -2% -2% -1% 2% 4% 5% (1)-0%
ED Distribution Revenues 228 $        190 $        217 $        131 $        107 $        126 $        -11% ~$115
Growth 0% -17% 14% -39% -18% 17% (8)%
Total Distribution Revenues 808 $        757 $        781 $        704 $        704 $        755 $        -1% ~$736-745
Growth -2% -6% 3% -10% 0% 7% (3) - (1)%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.
(a)
(b)
(b)

(Non-GAAP)
Free Cash Flow
Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS Guidance 1Q13 1Q14 FY11 FY12 FY13 FY14 Range
Actual Actual Actual Actual Actual Low High
Diluted EPS (Non-GAAP)
$0.18 $0.39 $1.47 $1.67 $1.88 $2.00 $2.10
Acquisition Amortization and Other Costs ($0.03) (0.03) ($0.10) ($0.12) ($0.12) (0.11) (0.11)
Restructuring and Impairment Charges, net ($0.01) 0.00 $0.00 ($0.45) ($0.07) 0.00 0.00
IBM Migration costs $0.00 0.00 ($0.03) ($0.12) $0.00 0.00 0.00
Diluted EPS (GAAP)
$0.14 $0.36 $1.34 $0.98 $1.69 $1.89 $1.99
Reconciliation of EBT Guidance (a) 1Q13 1Q14 FY11 FY12 FY13 FY14 Range
($ in millions) Actual Actual Actual Actual Actual Low High
Total EBT (Non-GAAP) $35 $75 $295 $331 $367 $387 $406
Margin % 7.0% 13.8% 13.6% 14.4% 15.1% 15.6% 16.1%
Acquisition Amortization and Other Costs ($6) ($6) ($19) ($25) ($24) ($22) ($22)
Restructuring and Impairment Charges, net ($1) $0 $0 ($81) ($20) $0 $0
IBM Migration costs $0 $0 ($6) ($25) $0 $0 $0
Total EBT (GAAP) $29 $69 $270 $201 $323 $365 $384
Margin % 5.8% 12.7% 12.4% 8.7% 13.3% 14.8% 15.3%
(a) Details may not sum to totals due to rounding
Three Months Ending
September 2013
Low High
Round
Net earnings from continuing operations (GAAP)
34.1
44 $                           233 $               246
Depreciation and amortization (includes other LT assets)
48.3
23 100 110
Stock-based compensation expense
12.9
5 33 35
Other
-5.4
(2) (5) 5
Subtotal
89.9
70 361 396
Working capital changes
-1.3
(71) (5) 5
Long-term assets & liabilities changes -15.1 (4) (50) (40)
Net cash flow (used in) provided by continuing operating activities 73.5 (5) 306 361
Cash Flows From Investing Activities
Capital expenditures & software purchases -19 (13) (60) (55)
Free cash flow (Non-GAAP)
54.5
(18) $                           246 $               306
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY14 Range
(a)
($ millions)
Unaudited
$
$
:

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions

Fee Revenues
1Q13 1Q14 Type
Proxy
Equities 25.6 $              26.0 $              RC
Stock Record Position Growth -4% 1%
Pieces 20.3 21.5
Mutual Funds 6.5 $                15.8 $              ED
Pieces 8.2 20.4
Contests/Specials 3.0 $                4.2 $                ED
Pieces 2.7 4.4
Total Proxy 35.1 $              46.0 $
Total Pieces 31.2 46.3
Notice and Access Opt-in % 48% 57%
Suppression % 56% 57%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 31.8 $              38.8 $              RC
Position Growth 9% 12%
Pieces 150.7 173.5
Mutual Funds (Supplemental Prospectuses) & Other 14.7 $              12.2 $              ED
Pieces 75.4 71.8
Total  Interims 46.5 $              51.0 $
Total Pieces 226.1 245.3
Transaction
Transaction Reporting/Customer Communications 40.6 $              36.1 $              RC
Reporting
Fulfillment
Fulfillment 33.2 $              39.9 $              RC
Emerging/Acquired
Emerging/Acquired (a) 25.8 $              34.2 $              RC
and Other
Other (b) 8.1 $                8.4 $                ED
+/-1% RC Fee Change:
Total Acquired, Emerging and Other 33.9 $              42.6 $              Fee 8.5 $
EBIT* $3.4-$5.1
Total Fee Revenues 189.3 $            215.6 $
Total Distribution Revenues (c) 150.2 $            160.6 $
339.5 $            376.2 $            FY14 Ranges
Low High
Total RC Fees 157.0 $            175.0 $            903 $      921 $
% RC Growth 9% 11%
6% 8%
Total ED Fees 32.3 $              40.6 $              146 $      146 $
Low High
Sales 7% 6% 6% 7%
Key
Losses -2% -2% -2% -2%
Revenue
Net New Business 5% 4% 4% 5%
Drivers
Internal growth 4% 6% 1% 2%
(Recurring)
Recurring (Excluding Acquisitions) 9% 10% 5% 7%
Acquisitions 0% 1% 1% 1%
Total Recurring 9% 11% 6% 8%
PY Drivers
Low High
Revenue
Recurring Net (d) 4% 5% 2% 4%
Drivers
Event-Driven 2% 3% -1% -1%
(Total)
Distribution 2% 3% 0% 0%
TOTAL 8% 11% 1% 3%
(a) Emerging and Acquired includes fee revenues from acquisitions (i.e. Access Data, New River, Matrix, Transfer Agency, Forefield, and Bonaire) and the portfolio of emerging products (i.e. Tax Services, Vote Recommendations, and Class Actions).
(b) Other includes other event-driven fee revenues such as corporate actions and development.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.
(d) Recurring, Net includes contribution from Net New Business, Internal Growth, and Acquisitions
*40%-60% margins based on
mix(i.e. proxy or rev from new
sales
Total Revenues as reported - GAAP

SPS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Note: Outsourcing is now included in Other Equity Services.
1Q13 1Q14 Type
30.0 $       32.4 $       RC
780             891
-19% 14%
828             908
98.6         107.9        RC
128.6 $     140.4 $
13.9 $       14.7 $       RC
295             299
0% 1%
295             302
11.5 $       13.6 $       RC
25.4 $       28.3 $
153.9 $     168.7 $
3% 11%
-1% -3%
2% 8%
-8% 2%
3% 0%
-3% 10%
Equity
Transaction-Based Equity Trades
Internal Trade Volume
Internal Trade Growth
Trade Volume (Average Trades per Day in '000)
Non-Transaction Other Equity Services
Total Equity
Fixed Income
Transaction-Based Fixed Income Trades (a)
Internal Trade Volume
Internal Trade Growth
Non-Transaction Other Fixed Income Services
Total Fixed Income
Total Net Revenue as reported - GAAP
Sales
Losses
Key
Net New Business
Internal growth
Acquisitions
TOTAL
FY14 Ranges
High
-4% -4%
5% 6%
-2% -1%
0% 0%
3% 5%
Low
9% 10%
Trade Volume (Average Trades per Day in '000)

Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., business combinations in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Mutual Funds (Supplemental Prospectuses) –
Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Refers to the services provided by our emerging products portfolio (i.e. Tax Services, Vote Recommendations, and Class Actions).
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Equities –
Mutual Funds –
Contests –
Specials –
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) –
Transaction Reporting  –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Emerging –
Other –
Proxy
Interims
Transaction Reporting
Fulfillment
Emerging, Acquired and Other Communications
Broadridge ICS Definitions
Refers to the services provided by our acquisitions portfolio (i.e. Access Data, NewRiver, Matrix, Transfer Agency, Forefield, and Bonaire). Acquired –
Refers primarily to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as tender offer transactions.
Other –